                                                                   Exhibit 10.17

                                                                   Warrant No. 1


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SUCH ACT AND SUCH STATE LAWS OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 COMMON STOCK WARRANT


                                  To Purchase 1,500
                              Shares of Common Stock of

                                  BIONEBRASKA, INC.

                                  September 2, 1993


       THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, _________________________ and _________________________, JTWROS are entitled to subscribe for and purchase from BioNebraska, Inc., a Delaware corporation (herein called the "Company"), at any time after the date hereof to and including March 1, 1995, 1,500 fully paid and nonassessable shares of the Company's common stock at an exercise price of $6.50 per share, subject to adjustment as provided below.

       This Warrant is subject to the following provisions, terms and conditions:

       1. EXERCISE. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of common stock), by written notice of exercise delivered to the Company twenty
(20) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by certified or cashier's check of the purchase price for such shares.

       2. ISSUANCE OF SHARES. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

       Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, set forth in the paragraphs below.

       3. COVENANTS OF COMPANY. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

       4. ANTI-DILUTION ADJUSTMENTS. The above provisions are, however, subject to the following:

       (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock, and each share of common stock purchasable upon exercise of the Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination, or dividend payable in common stock.

       (b) No fractional shares of common stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

       (c) If any merger, capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall hereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

       (d) The Company shall mail to the registered holder of the Warrant, at his or her last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (i) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (ii) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding upon or sale of substantially all of the Company's assets shall be considered and acted upon.

       (e) Upon any adjustment of the warrant purchase price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       5. COMMON STOCK. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

       6. NO VOTING RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

       7. TRANSFER OF WARRANT OR RESALE OF SHARES. The holder acknowledges that it has obtained this Warrant for investment and not with the intention of making any resale or distribution. The holder further acknowledges (a) that neither this Warrant nor any of the shares of common stock obtainable under it have been registered under the Securities Act of 1933 or any state securities statutes, and (b) that neither this Warrant nor any shares of common stock obtained under it may be transferred without such registration or an opinion of legal counsel acceptable to the Company that such transfer may be made without registration. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, or transferring any common stock issued upon the exercise hereof, of such holder's intention to do so, describing briefly the manner of any proposed transfer and accompanied by an opinion of legal counsel, in form and substance satisfactory to the Company, that the transfer may lawfully be made. Promptly upon receiving such written notice and opinion, the Company shall present copies thereof to the Company's legal counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification under any Federal or State law, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of common stock received upon the previous exercise of this Warrant, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of the Company's legal counsel to prevent further transfers which would be in violation of the Securities Act of 1933.

       If in the opinion of either of the counsel referred to in this paragraph 7 hereof, the proposed transfer or disposition of shares described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of common stock issued on the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

       IN WITNESS WHEREOF, BioNebraska, Inc. has caused this Warrant to be signed by its duly authorized officers and dated September 2, 1993.

                                                 BIONEBRASKA, INC.


                                                 By: /s/ Fred W. Wagner
                                                     --------------------------
                                                     Fred W. Wagner, President


ATTEST:


/s/ Thomas R. Coolidge
------------------------------
Thomas R. Coolidge, Secretary